Supplement dated July 10, 2024
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia ETF Trust I
Columbia Seligman Semiconductor and Technology ETF	3/1/2024
The Board of Trustees of Columbia Seligman Semiconductor and Technology ETF (the Fund) approved changes to the Fund's Name and Principal Investment Strategies, effective on or about August 12, 2024 (the Effective Date). Accordingly, as of the Effective Date, the changes described in this Supplement are hereby made to the Fund's Prospectus and Summary Prospectus.
On the Effective Date, the Fund's name will change as indicated in the table below. Accordingly, on the Effective Date, all references to the Current Fund Name in the Prospectus and Summary Prospectus are hereby deleted and replaced with the New Fund Name.
Current Fund Name	New Fund Name
Columbia Seligman Semiconductor and Technology ETF	Columbia Semiconductor and Technology ETF
On the Effective Date, the portfolio manager information under the heading “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Rahul Narang	Senior Portfolio Manager	Lead Portfolio Manager	August 2024

Portfolio Implementation	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Implementation Portfolio Manager	2022
On the Effective Date, the information about portfolio manager investment selection process (in the 6th and 7th paragraphs) under the subsection “Principal Investment Strategies” in the “More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Columbia Management Investment Advisers, LLC (the Investment Manager) evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio.
The Investment Manager seeks:
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companies that have or that the Investment Manager believes will develop products, processes or services that will provide significant technological improvements, advances or developments.
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companies that the Investment Manager expects to benefit from their extensive reliance on technology in connection with their operations and services.
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companies from technology-related industries and other industries that may benefit from technological developments.
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companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts.
The Investment Manager may sell a security when the security’s price reaches a target set by the Investment Manager; if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.
On the Effective Date, the portfolio manager information under the heading "Primary Service Provider Contracts - Portfolio Managers" in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Rahul Narang	Senior Portfolio Manager	Lead Portfolio Manager	August 2024

Portfolio Implementation	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Implementation Portfolio Manager	2022
SUP321_10_001_(07/24)

Mr. Narang joined the Investment Manager in 2012. Mr. Narang began his investment career in 1994 and earned a B.S. in business administration from California Polytechnic State University.
Dr. Lo joined one of the Columbia Management legacy firms or acquired business lines in 1998. Dr. Lo began his investment career in 1998 and earned a B.S. and M.E. from Rensselaer Polytechnic Institute, an M.B.A. from the Stern School of Business at New York University and a doctoral degree in professional studies (DPS) from Pace University, with a concentration in finance and international economics.
Shareholders should retain this Supplement for future reference.

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